UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): 18 February, 2026 (January 7, 2026)

SHARING ECONOMY INTERNATIONAL INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Far East Consortium Building

113-125A Des Voeux Road Central

Central, Hong Kong

(Address of Principal Executive Offices)

(852) 35832186

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — DEPARTURE AND APPOINTMENT OF DIRECTORS

On January 7, 2026, Shanna Wu, Michael Bibat Bautista, Shao Yuan Guo, Wai Yin Cheng resigned from the Board of Directors of the Company.

The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Director

On January 7, 2026, the Board of Directors appointed Ximing Huang, as president and a member of the Board of Directors, Johnny Chen, as a member of the Board of Directors, Tin Chi Chan as a member of the Board of Directors, Dr. Kevin Yikang Zhang as an independent member of the Board of Directors, and Dr. Hao Zheng as an independent member of the Board of Directors, (effective immediately.

Dr. Ximing Huang, age 62, has served as Chairman and CEO of Light Across, Inc., Chairman and CEO of Nanjing Bordrin New Energy Vehicle Corporation, Ltd, CEO of Shanghai Cotech Automotive Engineering Corporation, Ltd, and worked for Ford Motor Company and General Motor Corporation for many years.

Mr. Johnny Chen, age 61, has served as CFO of Light Across, Inc., Successfully led a 2 billion RMB joint venture with China Telecom for autonomous driving technology development, Strong track record of fundraising and strategic business development in various industries, including EV and autonomous driving sectors.

Dr. Tin Chi Chan, age 59, is the founder and Chairman of Ecrent Worldwide Company Ltd and led the M&A of a Sino-foreign joint venture with a Fortune 500 company.

Dr. Kevin Yikang Zhang, age 67, has served as CTO/Senior VP of Karma Automotive, Technology Director/Chief Engineer of Ford Motor Company.

Dr. Hao Zheng, age 62, has served as CTO of MoringStar EV, VP of Huatai Automobile Holding Group, VP of Changan R&D.

There are no arrangements or understandings between Ximing Huang, Johnny Chen, Tin Chi Chan, Kevin Yikang Zhang, Hao Zheng and any other person pursuant to which he was selected as a director.

There are no transactions involving Ximing Huang, Johnny Chen, Tin Chi Chan, Kevin Yikang Zhang, Hao Zheng requiring disclosure under Item 404(a) of Regulation S-K.

The Board has not yet determined committee assignments.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026	Sharing Economy International Inc.

	By:	/s/ Ximing Huang
Ximing Huang
Chief Executive Officer

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